Exhibit 1


                             JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of February 8, 2006, is made by and between Fortress Brookdale Acquisition LLC, a Delaware limited liability company ("FBA"), Fortress Registered Investment Trust, a Delaware business trust ("FRIT"), Fortress Investment Fund LLC, a Delaware limited liability company ("FIF"), Fortress Fund MM LLC, a Delaware limited liability company ("Fund MM"), FIT-ALT Investor LLC, a Delaware limited liability company ("FIT-ALT"), Fortress Investment Trust II, a Delaware business trust ("FIT II"), Fortress Investment Fund II LLC, a Delaware limited liability company ("FIF II"), Fortress Fund MM II LLC, a Delaware limited liability company ("Fund MM II"), Fortress Investment Group LLC, a Delaware limited liability company ("FIG") and Fortress Investment Holdings LLC, a Delaware limited liability company ("FIH"). FBA, FRIT, FIF, Fund MM, FIT-ALT, FIT II, FIF II, Fund MM II, FIG and FIH are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

                                 FORTRESS BROOKDALE ACQUISITION LLC


                                 By: Fortress Registered Investment Trust, a
                                     Delaware business trust, as Managing Member


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    its Chief Operating Officer and Secretary


                                 FORTRESS REGISTERED INVESTMENT TRUST


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer and Secretary


                                 FORTRESS INVESTMENT FUND LLC


                                 By: Fortress Fund MM LLC, a Delaware limited
                                     liability company, as Managing Member


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    its Chief Operating Officer and Secretary


                                 FORTRESS FUND MM LLC


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer and Secretary


                                 FIT-ALT INVESTOR LLC


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer and Secretary

                                 FORTRESS INVESTMENT TRUST II


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer and Secretary


                                 FORTRESS INVESTMENT FUND II LLC


                                 By: Fortress Fund MM II LLC, as Managing Member


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    its Chief Operating Officer and Secretary


                                 FORTRESS FUND MM II LLC


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer and Secretary


                                 FORTRESS INVESTMENT GROUP LLC


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    as Chief Operating Officer


                                 FORTRESS INVESTMENT HOLDINGS LLC


                                 By: /s/ Randal A. Nardone
                                    -------------------------------------------
                                    Randal A. Nardone
                                    As Manager